UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

October 20, 2005 (October 20, 2005)

Date of Report (Date of earliest event reported)

COMMERCIAL CAPITAL BANCORP, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-50126	33-0865080
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

8105 Irvine Center Drive, 15th Floor, California 92618

(Address of principal executive offices)(Zip Code)

(949) 585-7500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On October 20, 2005, Commercial Capital Bancorp, Inc. (the “Company”), Commercial Capital Bank, FSB (the “Bank”) and Calnet Business Bank, National Association (“Calnet”) entered into an Agreement and Plan of Merger (the “Merger Agreement”).

Under the terms of the Merger Agreement, which has been unanimously approved by the Boards of Directors of both companies, shareholders of Calnet will receive 1.0730 shares of the Company’s common stock in exchange for each share of Calnet stock. The transaction, which is expected to be tax-free to Calnet shareholders, values each share of Calnet common stock at $17.57, based on the Company’s closing price of $16.37 on October 20, 2005. $17.57 per share represents a 1.77 multiple to Calnet’s tangible book value per share at June 30, 2005 and a 17.1% premium to Calnet’s closing price on October 20, 2005. The value of the transaction and value of each share of Calnet common stock on consummation of the merger may be higher or lower depending on the value of the Company’s common stock on such date.

Upon consummation of the transaction, Calnet will be merged with and into the Bank, the Company’s wholly-owned bank subsidiary. Commercial Capital Bank will be the resulting bank in the transaction. The transaction is expected to close in the first quarter of 2006, pending regulatory approval, approval of the transaction by Calnet’s stockholders and satisfaction of other customary closing conditions.

A copy of the Merger Agreement is attached to this Current Report on Form 8-K as Exhibit 2.0 and is incorporated by reference as though fully set forth herein. The foregoing summary description of the Merger Agreement and the transactions contemplated therein is not intended to be complete and is qualified in its entirety by the complete text of the Merger Agreement.

A joint press release announcing the execution of the Merger Agreement was issued on October 20, 2005. A copy of the joint press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	The following exhibits are included with this Report.

Exhibit 2.0 Agreement and Plan of Merger dated as of October 20, 2005 among Commercial Capital Bancorp, Inc., Commercial Capital Bank, FSB and Calnet Business Bank, National Association

Exhibit 99.1 Joint Press Release Issued by Commercial Capital Bancorp, Inc. and Calnet Business Bank, National Association dated October 20, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMMERCIAL CAPITAL BANCORP, INC.

By:	/s/ Stephen H. Gordon
Stephen H. Gordon
Chairman of the Board and
Chief Executive Officer

Date: October 20, 2005